SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant :
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Solicitation Material Pursuant to 240.14a-11(c) or 240.14a-12

Focus Trust, Inc.
(Name of Registrant as Specified in Its Charter)


	(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ]	$500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
1)  Title of each class of securities to which
transaction applies:
 .........................................................
2)  Aggregate number of securities to which transaction
applies:
 .........................................................
3)  Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is
calculated and state how it was determined):
 .........................................................
4)  Proposed maximum aggregate value of transaction:
 .........................................................
5)  Total fee paid:
 .........................................................

[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) 	 Amount Previously Paid:
2)  	Form, Schedule or Registration Statement No.:
3)  	Filing Party:
4)  	Date Filed:

DEFINITIVE PROXY MATERIALS -- FOR SEC USE ONLY
FOCUS TRUST, INC.

FOCUS TRUST

100 West Lancaster Avenue

Wayne, Pennsylvania  19087

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held June 24, 1998 at 10:00 a.m.

A Special Meeting of the Shareholders of Focus Trust (the
"Fund"), a series of Focus Trust, Inc. (the "Company"), will be held at the offices of the Fund's administrator, First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, on June 26, 1998 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary to vote for the following purposes (the "Meeting"):

PROPOSAL 1.	To approve a new Investment Advisory and Management
            Agreement for the Fund with Legg Mason Fund
            Adviser, Inc.;

PROPOSAL 2.	To approve a Distribution Plan for the Fund;

PROPOSAL 3.	To elect Directors of the Fund;

PROPOSAL 4.	To ratify the selection of Coopers & Lybrand L.L.P. as
            independent public accountants for the fiscal year ending December 31, 1998; and

PROPOSAL 5.	To transact such other business as may properly come
            before the Meeting.
Shareholders of record of the Fund at the close of business on May 15, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote and fractional shares have pro-rata voting rights.

We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

By Order of the Board of
Directors
___________________________
Robert G. Hagstrom, Jr.
Chairman

IMPORTANT PROXY MATERIALS

THEY CONCERN CERTAIN PENDING CHANGES INVOLVING
FOCUS TRUST

PLEASE REVIEW AND CAST YOUR VOTE TODAY!

Dear Fellow Shareholder:

	We are pleased to enclose a proxy statement and notice for the Special Meeting of Shareholders of Focus Trust to be held on June 24, 1998. Shareholders who cannot attend this meeting are strongly encouraged to vote by proxy. The enclosed proxy materials contain information you should read carefully regarding several important proposals regarding your Fund.

	These proposals are made necessary in connection with a proposed change in control of Focus Capital Advisory, L.P., the investment adviser to your Fund. Focus Capital has entered into an agreement to be acquired by Legg Mason Fund Adviser, Inc. Legg Mason Fund Adviser is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company based in Baltimore, Maryland that provides a wide range of financial services to institutional and retail clients and currently has over 110 brokerage offices and more than 1,000 Financial Advisors. Legg Mason Fund Adviser and its affiliates currently act as investment adviser, manager or consultant to 17 investment companies which have aggregate assets under management of approximately $11 billion.

	The completion of the transaction between Focus Capital and Legg Mason Fund Adviser will cause the current investment advisory agreement between Focus Capital and the Fund (the "Current Agreement") to terminate, and for this reason, shareholders are being asked to approve a new Investment Advisory and Management Agreement between the Fund and Legg Mason Fund Adviser (the "New Agreement"). The New Agreement and the Current Agreement are substantially similar and they both have the same annual investment advisory fee rate of 0.70% of the Fund's average daily net assets.

	As a result of this proposed transaction, Robert G. Hagstrom, Jr., who has served as Portfolio Manager of the Fund since its inception on April 17, 1995, will become an employee of Legg Mason Fund Adviser and he will continue to serve as Portfolio Manager to the Fund after the transaction is completed. Mr. Hagstrom intends to continue, without interruption, the investment strategy referred to as "Focus Investing" on behalf of the Fund.

	Another proposal that you are being asked to consider and approve is the adoption of a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. If approved, the Plan would allow the Fund to pay directly for the distribution and servicing of its shares in an aggregate amount not in excess, on an annual basis, of 1.00% of the Fund's average daily net assets. If the Plan is approved, it is proposed that Legg Mason Wood Walker, Inc., (the "Distributor") an affiliate of Legg Mason Fund Adviser and also a wholly-owned subsidiary of Legg Mason, Inc., would become the new principal underwriter and distributor of the Fund's shares and would be entitled to receive compensation under the Plan in order to promote and distribute the Fund and to provide on-going services to Fund shareholders. The Board of Directors of the Fund carefully considered the merits of approving the Plan and submitting it to shareholders for approval and the Board concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders because it is anticipated that the implementation of the Plan will lead to greater distribution and promotion of the Fund and, it is hoped, to an increase in assets and a resultant decrease in expenses. It is worth noting, in connection with the topic of expenses and the proposed adoption of the New Agreement and Plan, that Legg Mason Fund Adviser has indicated that, for the two-year period following its transaction with Focus Capital, it will limit the total annual operating expenses of the Fund (with certain exceptions) to a maximum rate of 1.90% of the Fund's average daily net assets, which amount is, in fact, lower than the Fund's current voluntary expense limit of 2.00% of the Fund's average daily net assets as is currently maintained by Focus Capital.

	Finally, you are also being asked to elect all new Directors of the Fund. Each of the current Directors have served since the Fund was created. Now, however, with the proposal to have Legg Mason Fund Adviser and its affiliates take a more active role with respect to the Fund, the current Board determined that it would be prudent to have the Fund served by a Board of Directors that is more intimately familiar with the operations and personnel of Legg Mason Fund Adviser and its affiliates. Accordingly, the full slate of nominees consists of four individuals who serve on various funds already advised and managed by Legg Mason Fund Adviser and its affiliates but who themselves are independent of Legg Mason, Inc., and one nominee is an individual who is currently employed by Legg Mason, Inc. It is hoped that by having Directors who have such a high degree of familiarity with the proposed new investment adviser to the Fund that the interests of the Fund and its shareholders will be even better served.

	I urge you to carefully read and review the enclosed proxy materials and join the management of the Fund and the Board of Directors in approving all of the Proposals. It is the hope of all involved that the Fund will be greatly enhanced through its proposed relationship with Legg Mason, Inc. and its dedicated group of financial and investment professionals who look forward to advancing the interests of the Fund and its shareholders.

	Thank you for carefully considering these important matters relating to your Fund and please do not hesitate to contact us at
(800) 665-2250 with any questions you might have regarding these matters.

						Sincerely,

						Robert G. Hagstrom, Jr.
						Chairman

PROXY STATEMENT

FOCUS TRUST, INC.

FOCUS TRUST

100 West Lancaster Avenue

Wayne, Pennsylvania  19087


SPECIAL MEETING OF SHAREHOLDERS

To be held June 24, 1998 at 10:00 a.m.

This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Directors of the Fund to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund's administrator, First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, on June 24, 1998, at 10:00 a.m. Eastern Time or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about May 29, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, 100 West Lancaster Avenue, Wayne, Pennsylvania 19087) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

Holders of record of the shares of common stock of the Fund at the close of business on May 15, 1998 (the "Record Date") will be entitled to one vote per share on each proposal presented at the Meeting and fractional shares have pro-rata voting rights.
A copy of the Fund's most recent annual report is available upon request and without charge by calling the Fund at (800) 665-2250 at its principal executive office, 100 West Lancaster Avenue, Wayne, Pennsylvania 19087.

Focus Capital Advisory, L.P., 100 West Lancaster Avenue, Wayne Pennsylvania 19087, currently serves as the Fund's investment adviser. First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, currently serves as the Fund's principal underwriter and administrator.

PROPOSAL 1

APPROVAL OF A NEW

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Board of Directors of the Fund is proposing that shareholders approve a new Investment Advisory and Management Agreement (the "New Agreement") to be entered into between the Fund and Legg Mason Fund Adviser, Inc. (the "New Adviser"). The New Adviser has proposed to acquire control of the Fund's current investment adviser, Focus Capital Advisory, L.P. ("Focus Capital"), through an asset purchase transaction as more fully discussed below (the "Transaction"). A form of the New Agreement is attached hereto as Exhibit A.

Focus Capital has served as investment adviser for the Fund since June 28, 1997 pursuant to the Fund's existing Investment Advisory Agreement with Focus Capital (the "Current Agreement"). In connection with a proposed change in control of the ownership of Focus Capital pursuant to which the New Adviser intends to acquire all of the assets and certain liabilities of Focus Capital, this change in control of Focus Capital would constitute an assignment (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Current Agreement. As required under the 1940 Act, the Current Agreement provides for its automatic termination in the event of an "assignment."

Because the Current Agreement will be terminated upon the completion of the change in control of Focus Capital, which is currently expected to occur on or about June 29, 1998, it is necessary to adopt a new investment advisory and management agreement for the Fund. Management of the Fund made a proposal to the Directors at a meeting held on May 11, 1998, for the adoption of the New Agreement. The New Agreement is substantially similar to the Current Agreement and differs only with respect to certain non-material matters. The Directors at this meeting accepted this recommendation for the adoption of the New Agreement and the Directors are recommending that shareholders approve the New Agreement. In addition, as more fully discussed below under Proposal 2, the Directors have considered and are also recommending that shareholders approve a new distribution plan for the Fund pursuant to which the Fund would pay for the distribution of its shares.

The Directors were advised that, in connection with carrying out the Transaction, Focus Capital intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the Directors must be persons who are not "interested persons" of the predecessor or successor adviser. Focus Capital and the New Adviser have indicated that they intend to comply with this 75% requirement with respect to the Directors of the Fund for the three year period following the Transaction and the nominees for Director included herein under Proposal Three would satisfy this requirement if elected. The second condition of Section 15(f) is that, for a period of two years following an acquisition, there must not be imposed on the Fund any "unfair burden" as a result of the acquisition or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any interested person of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). In this regard, the Directors noted that no special compensation arrangements were contemplated in connection with the Transaction.

1. The Proposed Change in Control of Focus Capital

Presently, Focus Capital is organized as a Delaware limited partnership and Focus Capital Holdings, Inc. ("Focus Holdings"), a Delaware corporation, serves as its general partner. Robert G. Hagstrom, Jr., the current Portfolio Manager for the Fund, is the controlling shareholder of Focus Holdings and the controlling partner of Focus Capital.

It is proposed that, as a result of the Transaction, the New Adviser will acquire control of the assets of Focus Capital. Under the terms of the Transaction, Mr. Hagstrom and the non-controlling partners of Focus Capital will receive payment from the New Adviser in exchange for the assets of Focus Capital in an amount mutually agreed upon by the parties to the Transaction that is deemed to be equitable. It is also proposed that Mr. Hagstrom will become an employee of the New Adviser and he will be retained by the New Adviser to continue to serve as Portfolio Manager for the Fund. As an employee of the New Adviser, Mr. Hagstrom will receive compensation and benefits from the New Adviser in an amount that is commensurate with his experience and capabilities as an investment manager. Mr. Hagstrom has served as the Fund's Portfolio Manager since the Fund commenced operations on April 17, 1995.

The New Adviser is a wholly owned subsidiary of Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202, which is a publicly-traded financial services holding company providing, through its wholly-owned subsidiaries, a wide range of services including investment banking, broker-dealer, asset-management and mutual fund administration services. The New Adviser currently acts as adviser, manager or consultant to 17 investment company portfolios which had aggregate assets under management in excess of $11 billion as of April 30, 1998. The New Adviser's address is 100 Light Street, Baltimore, Maryland 21202.

2. The Current Agreement and the New Agreement

Under the terms of the Current Agreement, which is dated June
28, 1997, Focus Capital manages the Fund's investments and the Fund pays Focus Capital investment advisory fees at an annual rate of 0.70% of the Fund's average daily net assets. Focus Capital began providing investment advisory services to the Fund on June 28, 1997. Prior to that date, Lloyd, Leith & Sawin, Inc. ("LLS") served as investment adviser to the Fund since the Fund's inception on April 17, 1995. At a meeting held on June 27, 1997, shareholders of the Fund approved the Current Agreement with Focus Capital in connection with the resignation of LLS as investment adviser. Mr. Hagstrom had been a principal of LLS, but he left that position when he organized Focus Capital. For the period from June 28, 1997 through December 31, 1997, Focus Capital was entitled to receive advisory fees of $26,721, all of which fees were waived by Focus Capital. For the period from January 1, 1997 through June 27, 1997, LLS was entitled to receive advisory fees of $26,527, all of which fees were waived by LLS.

The investment advisory fee will not change under the New
Agreement and will therefore remain payable at an annual rate of 0.70% of the Fund's average daily net assets. In addition, the New Adviser has voluntarily agreed for a period of two years following the approval of the New Agreement, to limit the Fund's total operating expenses, (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) to a maximum rate of 1.90% per annum.

The New Adviser serves as investment adviser to the following two investment companies that have similar investment objectives to the Fund's investment objective of seeking maximum long-term capital appreciation:
                        Total Assets as            Investment
                        of April 30, 1998          Advisory Fee Rate
Legg Mason Value        $5.2 billion               1.00% of the Fund's
Trust, Inc.                                        average daily net assets
                                                   for the first $100 million
                                                   net assets; 0.75% of
                                                   average daily net assets
                                                   between $100 million and $1
                                                   billion; and 0.65% of
                                                   average daily net assets
                                                   exceeding $1 billion.

Legg Mason Special       $1.6 billion              1.00% of the Fund's
Investment Trust, Inc.                             average daily net assets
                                                   for the first $100 million
                                                   net assets; 0.75% of
                                                   average daily net assets
                                                   between $100 million and $1
                                                   billion; and 0.65% of
                                                   average daily net assets
                                                   exceeding $1 billion.
3. The Directors' Considerations and Recommendations
In approving the New Agreement and determining to submit it to shareholders for approval, the Directors concluded that the compensation to be paid by the Fund to the New Adviser under the New
Agreement is fair and reasonable. In making this determination, the Directors considered several factors. The factors considered by the Directors included: (1) the investment management fees payable under the Current Agreement and those payable under the New Agreement; (2) the efforts and expenses of Focus Capital in rendering its services to the Fund and the proposed efforts and expenses of the New Adviser in rendering services to the Fund; (3) the nature, quality and extent of the services as currently provided by Focus Capital to the Fund and as to be provided by the New Adviser under the New Agreement; (4) the experience, background, capabilities and general reputation of the New Adviser and its affiliates in the mutual fund and broker-dealer fields; and (5) the fees charged by investment managers operating funds with similar investment objectives.

In addition, in considering whether to approve the New
Agreement, the Board placed special emphasis on the fact that Mr. Hagstrom will be retained by the New Adviser to continue serving as the Portfolio Manager of the Fund. The Board was informed by Mr. Hagstrom that he and the New Adviser intend to continue, without interruption, the investment strategy referred to as "Focus Investing," on behalf of the Fund. The New Adviser will acquire from Focus Capital in connection with the Transaction Focus Capital's rights and interests in the name "Focus Trust." The New Adviser has indicated that in the event the Proposals herein are approved by shareholders, the New Adviser intends to change the name of the Company to "Legg Mason Focus Trust, Inc." in order to better identify the role that the New Adviser and its affiliates will play in the future and the New Adviser's continuing commitment to the concept of "Focus Investing" as described in the Fund's current Prospectus.

Management of the Fund and the New Adviser also informed the Board of, and the Board agreed with, a proposal to eliminate the 1.00% redemption fee which is currently charged by the Fund on redemptions made within the first two years of a purchase. This was done in keeping with the fee structures of most of the other funds managed by the New Adviser. The elimination of the redemption fee would take place immediately upon the effectiveness of the New Agreement.

In the event that the New Agreement is not approved by the shareholders of the Fund, the Directors will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund. Similarly, in the event that the New Adviser and Focus Capital fail to complete the Transaction for any reason even though the requisite votes sought hereunder are received, the Directors will consider various options available to them with respect to the continued operation of the Fund. The New Adviser and Focus Capital have each reserved the right to not proceed with the completion of the Transaction even if the necessary shareholder approvals under consideration herein have been obtained.

Required Vote

The approval of the New Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL
OF THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, AND ANY
SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 2

APPROVAL OF A NEW

DISTRIBUTION PLAN

At its meeting held on May 11, 1998, the Board of Directors, including a majority of the Independent Directors, approved and voted to submit to shareholders of the Fund a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. A copy of the Plan is attached hereto as Exhibit B. In the event that each of the proposals hereunder is approved by shareholders, the Board intends to appoint Legg Mason Wood Walker, Incorporated (the "Distributor") as the new principal underwriter and distributor of the Fund's shares. The Distributor, which is an affiliate of the New Adviser and a wholly owned subsidiary of Legg Mason, Inc., currently serves as the principal underwriter and distributor for all of the funds advised by the New Adviser.

Under the Plan, the Fund would pay the Distributor for its services related to the sales and distribution of the Fund and the provision of ongoing services to the Fund's shareholders. Under the Plan, the aggregate fee may not exceed an annual rate of 1.00% of the Fund's average daily net assets. A portion of these fees in an amount not to exceed 0.75% of the Fund's average daily net assets may be paid to the Distributor or others for distribution services. Distribution activities for which such payments may be made include, but are not necessarily limited to, compensation to persons, including employees of the Distributor and its affiliates, who engage in or support distribution of Fund shares or provide sub-accounting and recordkeeping services; printing of prospectuses, statements of additional information and reports for persons other than existing shareholders, preparation and distribution of sales literature and advertising materials, overhead, travel and telephone and other communication expenses. In addition, payments may be made to the Distributor and its affiliates and others for providing on-going shareholder services to shareholders of the Fund in an amount not to exceed 0.25% of the Fund's average daily net assets.

Under the terms of the Plan, the Fund is obligated to pay the full amount of the distribution and service fees to the Distributor whether or not the Distributor had incurred distribution and service related expenses in that amount during the applicable period, such that the Distributor may realize a benefit under the Plan to the extent that the fees received are in excess of the costs and expenses incurred by the Distributor. Conversely, in the event that the Distributor incurs distribution or service related expenses in excess of the maximum amount payable by the Fund under the Plan for the applicable period, the Fund is not obligated to pay the Distributor for these excess amounts in any future periods. The Plan may be terminated at any time upon a majority vote of the outstanding shares of the Fund, or upon a majority vote of those Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any agreements related to it.

Set forth below is comparative information regarding the fees payable under (i) the Current Agreement and (ii) the New Agreement and the Plan, for the fiscal year ended December 31, 1997, assuming for illustrative purposes only that the New Agreement and the Plan had been in effect for the full fiscal year:

                                                 Fees for the fiscal year
                                                  ended December 31, 1997
                                                  (as a % of net assets)
                                                Actual Fees     Pro Forma
                                                                New Fees
Management Fees (after fee waivers)             0.00%*          0.70%
12b-1 Fees                                      0.00%           1.00%
Other Expenses (after fee waivers
and expense reimbursement)                      2.00%*          0.20%**
Total Fund Operating Expenses
(after fee waivers and expense
reimbursement)                                  2.00%*          1.90%**

*	Focus Capital has voluntarily undertaken to limit the Fund's total annual operating expenses so that they will not exceed 2.00% of the Fund's average daily net assets. Had Focus Capital not voluntarily agreed to this waiver, "Management Fees" would have been 0.70%, "Other Expenses" would have been 3.34% and "Total Fund Operating Expenses" would have been 4.04% for the fiscal year ended December 31, 1997.

**	The New Adviser has voluntarily undertaken for the two year period following the Transaction to limit the Fund's total annual operating expenses (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) so that they will not exceed
1.90% of the Fund's average daily net assets.

Example

The following example illustrates the expenses an investor would pay on a $1,000 investment over various time periods under the current fee structure for the Fund and under the proposed fee structure if the New Agreement and the Plan are adopted assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period. (The "One Year" illustration of the Current Fee Structure includes the effect of the Fund's 1% redemption fee, which would be eliminated under the Proposed Fee Structure).

                                Current Fee Structure Proposed Fee Structure
One Year                                $31                    $19
Three Years                              63                     60
Five Years                              108                    103
Ten Years                               233                    222

The purpose of this example is to help investors understand the various costs and expenses of investing in the Fund. The example should not be considered a representation of past or future expenses of the Fund. Actual expenses may vary from year to year and may be different than those shown above.

The Directors' Considerations and Recommendations
In approving the Distribution Plan and determining to submit it to shareholders for approval, the Directors concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Directors considered, among other things: (1) the level and quality of distribution and shareholder services that the Fund will receive under the Plan; (2) the amounts to be expended under the Plan; (3) the extent to which the potential benefits of the Plan could outweigh the costs of the Plan; (4) the likelihood that the Plan would succeed in producing such potential benefits; and
(5) the extent to which the Fund's overall operating expense ratio would be impacted by the Plan. The Directors considered the fact that the assets of the Fund have not sufficiently increased over the Fund's three year operating history and determined that the adoption of the Plan might potentially lead to a growth in assets because the use of the Plan could lead to greater distribution and promotion of the Fund by the Distributor and dealers with which it has selling arrangements. The Directors also considered the fact that the other funds currently offered by the Distributor are subject to similar distribution fee arrangements. The Board also took notice of the fact that the New Adviser intends to limit the total operating expenses of the Fund (with certain exceptions) for the two year period following the completion of the transaction to a maximum rate of 1.90% of the Fund's average daily net assets, which amount is lower than the Fund's current voluntary expense limit of 2.00% of total net assets as is currently maintained by Focus Capital.

Required Vote

The approval of the Distribution Plan requires the affirmative vote of a majority of the Fund's outstanding voting securities, which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL
OF THE DISTRIBUTION PLAN, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE
SO VOTED.

PROPOSAL 3

ELECTION OF DIRECTORS

It is being proposed that all new Directors be elected for the Fund. The current Directors of the Fund do not intend to remain serving as Directors in the event the Proposals set forth herein are approved. The current Directors have considered the qualifications of the candidates identified below and have concluded it would be in the best interests of the Fund and its shareholders if these candidates were elected. All of the candidates currently serve as Directors/Trustees of mutual funds advised by the New Adviser or its affiliates, and all of the candidates with the exception of Mr. Curley have no interest in or affiliation with the New Adviser or any of its affiliates. All Directors are elected to serve indefinitely until his or her resignation or removal or until his or her successor is duly elected and qualified.

Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below. Set forth below is certain information about each nominee:

                        Position        Principal Occupation
Name and Age            with the Fund   During the Past Five Years

Richard G. Gilmore      None            Independent Director of 17
948 Kennett Way                         Funds in the Legg Mason
West Chester, Pennsylvania              Funds Complex; Independent
[6/9/27]                                Consultant; Director of CSS
                                        Industries, Inc.; Director
                                        of PECO Energy Company
                                        (formerly Philadelphia
                                        Electric Company);
                                        Formerly: Senior Vice
                                        President and Chief
                                        Financial Officer of
                                        Philadelphia Electric
                                        Company (now PECO Energy
                                        Company).

Arnold L. Lehman        None            Independent Director of 17
c/o Brooklyn Museum of Art              Funds in the  Legg Mason
200 Eastern Parkway                     Funds Complex; Director of
Brooklyn, New York [7/18/44]            the Brooklyn Museum of Art;
                                        Formerly:  Director of The
                                        Baltimore Museum of Art.

Jill E. McGovern       None             Independent Director of 17
1500 Wilson Boulevard                   Funds in the Legg Mason
Arlington, Virginia                     Funds Complex; Chief
[8/29/44]                               Executive Officer of the
                                        Marrow Foundation;
                                        Formerly:  Executive
                                        Director of the Baltimore
                                        International Festival and
                                        Senior Assistant to the
                                        President of the Johns
                                        Hopkins University.

T. A. Rodgers           None*           Independent Director of 17
2901 Boston Street                      Funds in the Legg Mason
Baltimore, Maryland                     Funds Complex; Principal,
[10/22/34]                              T. A. Rodgers & Associates
                                        (management consulting).
                                        Formerly:  Director and
                                        Vice President of Corporate
                                        Development, Polk Audio,
                                        Inc. (manufacturer of audio
                                        components).

John F. Curley, Jr.*    None*           Retired Vice Chairman and
100 Light Street                        Director of Legg Mason
Baltimore, Maryland  21202              Inc. and Legg Mason Wood
[7/24/39]                               Walker, Incorporated;
                                        Formerly:  Director of Legg
                                        Mason Fund Adviser, Inc.;
                                        Director of 17 Funds in
                                        the Legg Mason Funds
                                        Complex.
___________________________

*	If elected Mr. Curley would be considered an "interested
person" of the Fund (as defined in the Investment Company Act of 1940) due to his position with the New Adviser or its affiliates.

Current Directors of the Fund other than those affiliated with the Fund's adviser are entitled to receive an annual retainer of $4,000 per annum and $200 per Board meeting and committee meeting attended, as well as reimbursement for all out-of-pocket expenses relating to attendance at such meetings.

The Fund has an Audit Committee, presently consisting of current Directors Ms. Lamm-Tennant and Mr. Coleman, neither of whom are "interested persons" as defined in the 1940 Act. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants and submits a recommendation to the Directors as to the selection of independent public accountants. The Audit Committee of the Fund held two meetings in the last fiscal year.

The Fund has a Nominating Committee also consisting of Ms. Lamm-Tennant and Mr. Coleman. The Nominating Committee reviews and recommends to the full Board candidates and nominees for election as Director. The Nominating Committee did not convene any meetings during the Fund's most recent fiscal year. The Nominating Committee will consider nominees recommended by securities holders of the Fund. Securities holders interested in nominating candidates for election should submit written information to the Secretary of the Fund for consideration by the Nominating Committee.

For the fiscal year ended December 31, 1997, the Directors of the Fund (none of whom are seeking re-election) received the following compensation:
                                           Pension or
                                           Retirement      Total
         Aggregate       Benefits Accrued  Est Annual      Compensation
Name of  Compensation    as part of Fund   Benefits Upon   From the
Director From the Fund   Expenses          Retirement      Fund Complex

Robert G.
Hagstrom, Jr.*$ 0               N/A             N/A             $ 0

Allan S.
Mostoff, Esq.*$4,800            N/A             N/A             $4,800

Robert J.
Coleman       $5,000            N/A             N/A             $5,000

Joan Lamm-
Tennant       $4,800            N/A             N/A             $4,800
_________________________
*	This Director is considered an "interested person" as defined under the 1940 Act.

For the twelve months ended December 31, 1997, the Nominees received the following compensation in connection with their service as Directors/Trustees of funds in the Legg Mason Complex:

                        Pension or
                        Retirement                              Total
         Aggregate      Benefits Accrued        Est Annual      Compensation
Name of  Compensation   as part of Fund         Benefits Upon   From the
Nominee  from the Fund  Expenses                Retirement      Fund Complex

Richard G.
Gilmore       $0        N/A                    N/A             $29,400

Arnold L.
 Lehman       $0        N/A                    N/A             $29,400

Jill E.
McGovern      $0        N/A                    N/A             $29,400

T.A.
Rodgers       $0        N/A                    N/A             $29,400

John F.
Curley,
 Jr.**        $0        N/A                    N/A             $0

_________________________
*	None of the nominees served as a Director of Focus Trust during the applicable time period.

**	This nominee is considered an "interested person" as defined under the 1940 Act of the Legg Mason Funds, and, if elected, and if Proposal One and Proposal Two are approved, would be considered an "interested person" of the Fund due to his position with the New
Adviser and its affiliates.

As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of common stock of the Fund. It is anticipated that the Directors and officers will vote their shares in favor of each of the Proposals.

Required Vote
The election of each of the above nominees requires the affirmative vote of a majority of the votes cast at the Meeting by shareholders of the Fund.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE
NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 4

RATIFICATION OF THE SELECTION

OF INDEPENDENT PUBLIC ACCOUNTANTS

Coopers & Lybrand L.L.P., 2400 Eleven Penn Center,
Philadelphia, Pennsylvania 19103, currently serves as independent public accountants for the Fund. In order to comply with certain provisions of the 1940 Act regarding the selection and ratification of a mutual fund's independent public accountants, the Directors are now seeking shareholder ratification of the Board's previous selection of Coopers & Lybrand L.L.P. as independent public accountants for the Fund for the fiscal year ending December 31, 1998.

Neither Coopers & Lybrand L.L.P. nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises. Coopers & Lybrand L.L.P. will remain as independent public accountants to the Fund if all of the Proposals herein are approved because the firm serves as the independent public accountants for many of the funds currently advised by the New Adviser.

Required Vote

The ratification of the selection of Coopers & Lybrand L.L.P.
requires the affirmative vote of a majority of the votes cast at the Meeting by shareholders of the Fund.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P., AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

OTHER INFORMATION
Share Ownership of the Fund

The following table sets forth the information concerning beneficial ownership, as of April 1, 1998, of the Fund's shares by each person who beneficially owns more than five percent of the voting securities of the Fund:

Name and                   Shares                  Percentage of
Address of Shareholder	Beneficially Owned   Outstanding Shares Owned
Charles Schwab
& Co. Inc.                 46,833.17                   9.15%
San Francisco, CA
___________________________

(1)	"Beneficial ownership" is defined under Section 13(d) of the
Securities Exchange Act of 1934.
Manner of Voting Proxies

All proxies received by the Management of the Fund will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR Proposals 1 through 3.

Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 3 set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Submission of Certain Proposals

Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Fund by a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

Additional Information
The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne jointly by Focus Capital and Legg Mason. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Fund and/or employees of Focus Capital.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


May 29, 1998

DEFINITIVE PROXY MATERIALS -- FOR SEC USE ONLY

PROXY

FOCUS TRUST, INC.

FOCUS TRUST

SPECIAL MEETING OF SHAREHOLDERS

June 24, 1998

The undersigned hereby appoints Carolyn F. Mead, Esq. and
Eileen Caligiuri and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of Focus Trust (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on June 24, 1998, at the offices of the Fund's administrator, First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND.

The Board of Directors recommends that you vote FOR each of the
Nominees and FOR each of the following proposals:
1. Approve a new Investment Advisory and Management
   Agreement for the Fund.
   [  ]FOR		[  ]AGAINST			[  ]ABSTAIN

2. Approve a Distribution Plan for the Fund.
   [  ]FOR		[  ]AGAINST			[  ]ABSTAIN

3. Election of Directors:
   Richard G. Gilmore	 Jill E. McGovern
   T. A. Rodgers         Arnold L. Lehman
   John F. Curley, Jr.

   [  ]FOR ALL		[  ]AGAINST ALL		[  ]FOR ALL
   EXCEPT:

_________________________________________________________
    (Only use to withhold authority to vote on individual Nominees)

4. Ratification of the selection of Coopers & Lybrand L.L.P.
   as independent public accountants for the fiscal year
   ending December 31, 1998.
   [  ]FOR 		[  ]AGAINST 		[  ]ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________, 1998

_________________________________
Name of Shareholder(s) -- Please
print or type

_________________________________
Signature(s) of Shareholder(s)

_________________________________
Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.
Please sign exactly as your name appears on this proxy. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN

THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
LEGG MASON FOCUS TRUST, INC.

	This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT ("Agreement") is made this ____ day of June, 1998, by and between Legg Mason
Focus Trust, Inc., a Maryland corporation (the "Fund"), and Legg
Mason Fund Adviser, Inc., a Maryland corporation (the "Adviser").

	WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and has registered its shares of common stock for sale to the public under the Securities Act of 1933 and various state securities laws; and

	WHEREAS, the Fund wishes to retain the Adviser to provide investment advisory, management, and administrative services to the Fund; and

	WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

	NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

	1.	The Fund hereby appoints Legg Mason Fund Adviser, Inc. as
Adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

	2.	The Fund shall at all times keep the Adviser fully
informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

	3.	(a)	Subject to the supervision of the Fund's Board of
Directors, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment goals and policies.
 The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment goals and policies of the Fund. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services, and the Adviser may pay to these brokers, in return for research and analysis, a higher commission or spread than may be charged by other brokers. The Adviser is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Adviser, consistent with guidelines adopted by the Board of Directors of the Fund. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be directed by the Board of Directors of the Fund.

	(b)	The Fund hereby authorizes any entity or person
associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention by such person associated with the Adviser of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

	4.	The Adviser may enter into a contract ("Advisory
Agreement") with an investment adviser in which the Adviser delegates to such investment adviser any or all its duties specified in Paragraph 3 hereunder, provided that such Advisory Agreement imposes on the investment adviser bound thereby all duties and conditions to which the Adviser is subject hereunder, and further provided that such Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

	5.	(a)	The Adviser, at its expense, shall supply the Board
of Directors and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to the Adviser and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The
Adviser shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the keeping of the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with Rule 31a-3 under the1940 Act, the Adviser hereby agrees that any record which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

	(b)	Other than as herein specifically indicated, the Adviser
shall not be responsible for the Fund's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest, taxes, governmental fees, fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying shares of the Fund for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund shareholders; costs of stationery; costs of stockholders' and other meetings of the Fund; directors' fees; audit fees; travel expenses of officers, directors and employees of the Fund, if any; and the Fund's pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers and directors.

	6.	No director, officer or employee of the Fund shall
receive from the Fund any salary or other compensation as such director, officer or employee while he or she is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to directors, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

	7.	As compensation for the services performed and the
facilities furnished and expenses assumed by the Adviser, including the services of any consultants or sub-advisers retained by the Adviser, the Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate of 0.70% of the Fund's average daily net assets. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of the month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Fund. Each such payment shall be accompanied by a report prepared either by the Fund or by a reputable firm of independent accountants, which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

	8.	The Adviser assumes no responsibility under this
Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Adviser; provided, that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance to its duties or by reason of its reckless disregard of its obligations and duties hereunder.

	9.	Nothing in this Agreement shall limit or restrict the
right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

	10.	As used in this Agreement, the terms "assignment,"
"interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

	11.	This Agreement will become effective on the date first
written above, provided that it shall have been approved by the Fund's Board of Directors and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on the same date of each year, provided that such continuance is specifically approved at least annually (i) by the Fund's Board of Directors or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Fund's Board of Directors who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

	12.	This Agreement is terminable without penalty by the
Fund's Board of Directors, by vote of a majority of the outstanding voting securities of the Fund (as defined in the1940 Act), or by the Adviser, on not less than 60 days' notice to the other party and will be terminated upon the mutual written consent of the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser.

	13.	In the event this Agreement is terminated by either party
or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its corporate name any reference to the name of "Legg Mason."  The Fund shall have the non-exclusive use of the name "Legg Mason" in whole or in part only so long as this Agreement is effective or until such notice is given.
14.	This Agreement shall be governed by and construed and
interpreted in accordance with the laws of the State of Maryland.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:						LEGG MASON FOCUS TRUST,
INC.

By:__________________________		By:______________________________

Attest:						LEGG MASON FUND ADVISER,
INC.

By:___________________________By:________________________________

EXHIBIT B

DISTRIBUTION PLAN OF

LEGG MASON FOCUS TRUST, INC.

WHEREAS, Legg Mason Focus Trust, Inc. (the "Corporation") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and has offered, and intends to continue offering, for public sale distinct series of shares of common stock ("Series"), each corresponding to a distinct portfolio;

WHEREAS, the Corporation has registered the offering of its shares of common stock under a Registration Statement filed with the Securities and Exchange Commission and that Registration
Statement is in effect as of the date hereof;

WHEREAS, the Corporation's Board of Directors has established one Series of shares of common stock of the Corporation:
 Legg Mason Focus Trust ;

WHEREAS, the Corporation desires to adopt a Distribution
Plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Directors has determined that there is a reasonable likelihood that adoption of the Distribution Plan will benefit the Corporation and its shareholders;

WHEREAS, the Corporation intends to employ Legg Mason
Wood Walker, Incorporated ("Legg Mason") as principal underwriter of the shares of the Corporation;

NOW, THEREFORE, the Corporation hereby adopts this Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

1.	A.  Legg Mason Focus Trust shall pay to Legg Mason,
as compensation for Legg Mason's services as principal underwriter of the Series' shares, a distribution fee at the rate of 0.75% on an annualized basis of the average daily net assets of the Corporation's shares, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

  	B. The Corporation shall pay to Legg Mason, as compensation for ongoing services provided to the Corporation's shareholders, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Corporation's shares, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

	  C. The Corporation may pay a distribution or service fee to Legg Mason at a lesser rate than the fees specified in paragraphs 1.A. and 1.B., respectively, of this Plan, in either case as agreed upon by the Board and Legg Mason and as approved in the manner specified in paragraph 4 of this Plan. The distribution and service fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, provided that, so long as the limitations set forth in Conduct Rule 2830(d) of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to distributors or dealers in the Corporation's shares, the amounts paid hereunder shall not exceed those limitations, including permissible interest.

2.	As principal underwriter of the Corporation's
shares, Legg Mason may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the shares of the Series and/or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of Legg Mason; compensation to Legg Mason, other broker-dealers and other entities that engage in or support the distribution of shares or who service shareholder accounts or provide sub-accounting and recordkeeping services; expenses of Legg Mason and such other broker-dealers and other entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and preparation and distribution of sales literature and advertising materials.

3.	This Plan shall not take effect with respect to any
additional Series until it has been approved by a vote of at least a majority of the outstanding voting securities, as defined in the 1940 Act, of that Series.

4. This Plan shall take effect on June __, 1998 and shall continue in effect for successive periods of one year from its execution for so long as such continuance is specifically approved at least annually together with any related agreements, by votes of a majority of both (a) the Board of Directors of the Corporation and
(b) those Directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Directors"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Directors who approve the Plan taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

5.	Any person authorized to direct the disposition of
monies paid or payable by any Series pursuant to this Plan or any related agreement shall provide to the Corporation's Board of Directors and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Legg Mason shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 5, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 5, to the Board in support of the service fee payable hereunder.
For purposes of this Plan, "distribution activities" shall mean any activities in connection with Legg Mason's performance of its obligations under the underwriting agreement, dated
June __, 1998, by and between the Corporation and Legg Mason, that are not deemed "service activities." As used herein, "distribution activities" also includes sub-accounting or recordkeeping services provided by an entity if the entity is compensated, directly or indirectly, by the Fund or Legg Mason for such services. Such entity may also be paid a service fee if it provides appropriate services. Nothing in the foregoing is intended to or shall cause there to be any implication that compensation for such services must be made only pursuant to a plan of distribution under Rule 12b-1. "Service activities" shall mean activities covered by the definition of "service fee" contained in Conduct Rule 2830(b) of the NASD, including the provision by Legg Mason of personal, continuing services to investors in the Corporation's shares. Overhead and other expenses of Legg Mason related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such distribution or service activities, respectively.

6.	This Plan may be terminated with respect to any
Series at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities of that Series.

7.	This Plan may not be amended to increase materially
the amount of distribution fees provided for in paragraph 1.A. hereof or the amount of service fees provided for in paragraph 1.B. hereof unless such amendment is approved by a vote of at least a majority of the outstanding securities, as defined in the 1940 Act, of the Corporation, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided for continuing approval in paragraph 4 hereof.

8.	While this Plan is in effect, the selection and
nomination of directors who are not interested persons of the Corporation, as defined in the 1940 Act, shall be committed to the discretion of directors who are themselves not interested persons.

9.	The Corporation shall preserve copies of this Plan
and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years is an easily accessible place.

IN WITNESS WHEREOF, the Corporation has executed this Distribution Plan as of the day and year set forth below:

Date:                                        LEGG MASON FOCUS TRUST, INC.

Attest:

By:                                          By:

                                              Agreed and assented to by

                                              LEGG MASON WOOD WALKER, INC.

                                             By: